Exhibit 99.2

CURA HEALTH MANAGEMENT LLC

Unaudited Condensed Consolidated Financial Statements

For the Three Months Ended March 31, 2020 and 2019

CURA HEALTH MANAGEMENT LLC

(a Partnership)

CONDENSED CONSOLIDATED BALANCE SHEETS

	March 31,	December 31,
	2020	2019
	(Unaudited)
ASSETS
Current Assets:
Cash	$176,190	$551,225
Accounts receivable	52,874	50,346
Prepaid expenses	28,199	63,200
Total Current Assets	257,263	664,771

Other Assets:
Due from affiliates	53	1,056

Total Assets	$257,316	$665,827

LIABILITIES AND MEMBERS’ EQUITY

Current Liabilities:
Accounts payable	$5,147	$765
Deferred revenue	50,420	50,334
Due to affiliates	11,265	1,771
Total Current Liabilities	66,832	52,870

Total Liabilities	66,832	52,870

Members’ Equity:
Members’ equity	190,484	612,957
Total Members’ Equity	190,484	612,957

Total Liabilities and Members’ Equity	$257,316	$665,827

See accompanying notes to unaudited condensed consolidated financial statements

CURA HEALTH MANAGEMENT LLC

(a Partnership)

CONDENSED CONSOLIDATED STATEMENTS OF LOSS AND MEMBERS’ EQUITY

Three Months Ended March 31, 2020 and 2019

(Unaudited)

	Three Months ended March 31,
	2020	2019
Revenue:

Shared savings revenue	$—	$—
Service revenue	151,259	20,000
Total Revenue	151,259	20,000

Operating Expenses:

Provider shared savings expense	—	—
Selling, general and administrative	173,732	54,560
Total operating expenses	173,732	54,560

Net Loss	$(22,473)	$(34,560)

Members’ Equity at Beginning of Period	$612,957	$9,455
Net Loss	(22,473)	(34,560)
Member Distributions	(400,000)	—

Members’ Equity at End of Period	$190,484	$(25,105)

See accompanying notes to unaudited condensed consolidated financial statements

CURA HEALTH MANAGEMENT LLC

(a Partnership)

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

Three Months Ended March 31, 2020 and 2019

(Unaudited)

	Three Months ended March 31,
	2020	2019
CASH FLOWS FROM OPERATING ACTIVITIES

Net Loss	$(22,473)	$(34,560)

Adjustments to reconcile net loss to net cash provided by operating activities:
Changes in operating assets and liabilities:
Accounts receivable	(2,528)	(20,000)
Prepaid expenses	35,001	(13,875)
Due from affiliates	1,003	19,619
Accounts payable	4,382	32,837
Deferred revenue	86	29,240
Due to affiliates	9,494	(8,742)
NET CASH PROVIDED BY OPERATING ACTIVITIES	24,965	4,519

NET CASH USED IN INVESTING ACTIVITIES	—	—

CASH FLOWS FROM FINANCING ACTIVITIES

Distributions to shareholder	(400,000)	—

NET CASH USED IN FINANCING ACTIVITIES	(400,000)	—

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(375,035)	4,519

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	551,225	1,961

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$176,190	$6,480

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the year for:
Interest	$—	$—

See accompanying notes to unaudited condensed consolidated financial statements

CURA HEALTH MANAGEMENT LLC

(a Partnership)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2020 and 2019

(Unaudited)

Note 1. DESCRIPTION OF COMPANY

Description of Business

Cura Health Management LLC (“CHM”) and its wholly owned subsidiary ACO Health Partners LLC (“AHP” and together with CHM, the “Company”) combine to operate an accountable care organization (“ACO”) as defined in by the Medicare Shared Savings Program (the “MSSP”) as administered by the Center for Medicare and Medicaid Services (the “CMS”). The MSSP is a program created under the Affordable Care Act (the “ACA,” also known as “Obamacare”) designed to enhance the efficiency of healthcare provided to patients covered by Medicare. The program allows for the creation of ACOs, which are organizations that agree to take responsibility for the efficiency of healthcare services provided by a group of participating healthcare providers under Medicare. The ACO is held accountable for the efficiency of the healthcare services of its participating providers as measured against benchmarks prescribed in the MSSP and earns shared savings payments if such benchmarks are met. The Company also provides contracted consulting services to healthcare providers and other ACOs.

AHP acquisition in 2018

On March 28, 2018, CHM’s predecessor, Cura Management Group, Inc. (“CMG”), acquired AHP and its primary asset, the ACO contract, from third party Orange Health Solutions, Inc. (“OHS”) for consideration of $1 plus CMG to remit payment of immediately available funds to OHS in the amount equal to 25% of such 2017 MSSP Payments (the “OHS MSSP Payment Share”). On October 1, 2019, CMG transferred ownership of AHP to its newly formed holding company, CHM. No change in ownership occurred in the transfer. Before and after the transfer, CMG and CHM were each controlled by the two principals of the underlying business, Marsha Boggess and Nicole Bradberry (the “Principals”), who each owned 50% both entities. This transfer was treated as a transfer between entities under common control.

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

Prior to October 1, 2019, the equity of AHP was owned by CMG, a corporation equally owned by the Principals. On October 1, 2019, the equity of AHP was transferred to CHM, a limited liability company (“LLC”) also equally owned by the Principals, for consideration of $1. On December 8, 2019, CMG was dissolved. The transfer of AHP from CMG to CHM was treated as a common control transaction with no change in the substance of the reporting entity. Accordingly, the financial statements of CHM presented herein for the years ended December 31, 2019 and 2018 are retroactively restated as though the transfer had occurred as of January 1 of each year presented. The legal capital has been retroactively restated to reflect the capital of the new parent company, CHM. The dissolution of CMG was not considered a discontinued operation because the corporate restructuring did not meet the requirements of a strategic shift of the underlying business.

CURA HEALTH MANAGEMENT LLC

(a Partnership)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2020 and 2019

(Unaudited)

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The Company prepares its financial statements on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America, except where otherwise noted. All significant intercompany transactions and balances have been eliminated upon consolidation. These unaudited condensed consolidated financial statements should be read in conjunction with the Company’s consolidated financial statements and notes thereto for the years ended December 31, 2019 and 2018, respectively. The results of operations for the three months ended March 31, 2020 are not necessarily indicative of results for the entire year ending December 31, 2020.

Revenue Recognition

Shared Savings Revenue

Revenue recognition from contracts is governed by ASC 606, “Revenue from Contracts with Customers” (“ASC 606”). The Company is notified by the CMS of the amount of MSSP shared savings earned, if any, in the second half of the year following the completion of the program year. Accordingly, pursuant to the guidance in ASC 606, the Company recognizes MSSP shared savings in the period that notification of the amount of shared savings for the prior program year is received from the CMS. The Company also concluded that it acts as a principal in the delivery of shared savings revenue and, accordingly, recognizes such revenue in the gross amount of consideration received. No shared savings revenue received for the three months ended March 31, 2020 and 2019.

Service Revenue

Also pursuant to ASC 606, the Company recognizes service revenue as services are provided, with any unearned but paid amounts recorded as deferred revenue liability at each balance sheet date.

Deferred Revenue

The Company’s deferred revenue liability balance was $50,420 and $50,334 as of March 31, 2020 and December 31, 2019, respectively.

Provider shared savings expense

Provider shared savings expense represents payments made to the ACO’s participating providers. The pool of provider shared savings expense paid to all participating providers, as well as the amounts paid to each individual participating provider from the pool, is determined by ACO management. Shared Savings expense is recognized in the period in which the size of the payment pool is determined, which typically corresponds to the period in which the shared saving payment is received from CMS and shared savings revenue is recognized. This typically occurs in the second half of the year following the completion of the program year.

CURA HEALTH MANAGEMENT LLC

(a Partnership)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2020 and 2019

(Unaudited)

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Internal Use Software

The Company accounts for costs incurred to develop or purchase computer software for internal use in accordance with FASB ASC 350-40 “Internal-Use Software” or ASC 350-50 “Website Costs.” As required by ASC 350-40, costs incurred to maintain existing product offerings are expensed as incurred.

Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company presents its statement of cash flows using the indirect method. For purposes of the statement of cash flows, cash includes cash in checking accounts.

Accounts Receivable

Trade receivables are carried at their estimated collectible amounts. Trade credit is generally extended on a short-term basis; thus trade receivables do not bear interest. Trade accounts receivable are periodically evaluated for collectability based on past collectability of the customers’ accounts receivable during the related period. The Company concluded that no reserve for uncollectible accounts was required as of March 31, 2020 or December 31, 2019.

Advertising and Promotion

The Company expenses all advertising costs as they are incurred. Total advertising expenses were $40,525 and $80 for the three months ended March 31, 2020 and 2019, respectively.

Income Taxes

Income taxes have not been provided as each partner is individually liable for the taxes, if any, on its share of the partnership’s income and expenses. GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements and requires the evaluation of tax positions taken or expected to be taken in the course of preparing the partnership’s financial statements to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions with respect to tax at the partnership level not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax expense in the current year. The Company concluded that no provision for income tax is required in the partnership’s financial statements.

CURA HEALTH MANAGEMENT LLC

(a Partnership)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2020 and 2019

(Unaudited)

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The Company files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. In general, the statute of limitations of the Company’s U.S. federal tax returns remains open three years after a tax return is filed. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe that there are any uncertain tax positions that require recognition of a tax liability

On May 18, 2020, the Company entered into a definitive agreement to be acquired by HealthLynked Corp. (OTCQB:HLYK)(“HealthLynked”) and the acquisition was completed (See Note 7. EVALUATION OF SUBSEQUENT EVENTS). Effective with the acquisition on May 18, 2020 the CHM partnership was dissolved.

Note 3. CONCENTRATION OF CREDIT RISK

Dependence on the ACA

Historically, shared savings revenue has represented 95% and 96%, respectively, of the Company’s total revenue on a full fiscal year basis. No shared savings revenue or related provider shared savings expense was recognized in the three months ended March 31, 2020 or 2019 because such revenue and expense is recognized when the CMS notifies the Company of the amount of shared shavings for the prior program year, which typically occurs in the third or fourth quarter of the following calendar year. The continued realization of shared savings revenue depends on certain government programs and is subject to political and macroeconomic trends. The ACA was signed into law in March 2010 and legislated broad-based changes to the U.S. health care system which have a material impact on the Company’s business. There is considerable discussion within the new Presidential administration and Congress about repealing and replacing the ACA. At this time, it is uncertain whether, when, and what changes will be made to the ACA, and what impact such changes could have on the Company’s business. However, any changes to the ACA, including through any repeal and replacement to the ACA, could have a material adverse effect on our business, financial position and results of operations.

Under the MSSP, CMS has historically made payments to ACOs for a measurement year in the second half of the following year, which may negatively impact the Company’s cash flows. In order to receive revenues from CMS under the MSSP, the ACO must meet certain minimum savings rates (i.e. save the federal government money) and meet certain quality measures. More specifically, an ACO’s medical expenses for its assigned beneficiaries during a relevant measurement year must be below the benchmark established by CMS for such ACO. Notwithstanding the Company’s efforts, the Company’s ACO may be unable to meet the required savings rates or may not satisfy the quality measures, which may result in the Company receiving no revenues and losing our investment in or from the acquisition and operation of CHM and AHP.

CURA HEALTH MANAGEMENT LLC

(a Partnership)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2020 and 2019

(Unaudited)

Note 3. CONCENTRATION OF CREDIT RISK (CONTINUED)

Cash Balances

The Company maintains cash balances in one checking account at a single financial institution. These accounts are insured by the Federal Deposit Insurance Corporation (FDIC) up to a combined total of $250,000; at times, the cash in this institution may exceed FDIC insured limits. The Company has not experienced any loss in such accounts. The Company believes it is not exposed to any significant credit risk on these cash balances.

Note 4. TRANSACTIONS WITH RELATED PARTIES

During the three months ended March 31, 2020 and 2019, certain expenses incurred by the Company, including personnel expenses and some overhead expenses, were paid to legal entities controlled by the Principals. The amount of such expenses totaled $95,129 and $40,847 in the three months ended March 31, 2020 and 2019, respectively.

Note 5. MEMBERS’ EQUITY

The Company was owned 50% by each of the Principals. On October 1, 2019, the predecessor parent company CMG transferred ownership of AHP to its newly formed holding company, CHM. Members’ equity has been retroactively restated to reflect the capital of CHM for all periods presented. Changes in members’ equity during the three months ended March 31, 2020 and 2019 were as follows:

	Three Months ended March 31,
	2020	2019
Members’ Equity at Beginning of Period	$612,957	$9,455
Net Loss	(22,473)	(34,560)
Member Distributions	(400,000)	—

Members’ Equity at End of Period	$190,484	$(25,105)

Note 6. COMMITMENTS AND CONTINGENCIES

ACO Agreement with CMS

The Company, via its subsidiary AHP is party to a Medicare Shared Savings Program Accountable Care Organization Participation Agreement with the CMS that establishes AHP as an ACO. The agreement is effective through December 31, 2024. The Company must comply with the terms and conditions of the agreement in order to maintain its status as an ACO and generate shared savings revenue.

CURA HEALTH MANAGEMENT LLC

(a Partnership)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2020 and 2019

(Unaudited)

Note 6. COMMITMENTS AND CONTINGENCIES (CONTINUED)

ACO Agreement with Participants

The Company is party to 33 participant agreements with participating providers that are members of the Company’s ACO with expiration dates between 2020 and 2024. These agreements include certain restrictions and requirements to which the participating providers must adhere in order to maintain participation in the ACO.

Litigation

From time to time, the Company may be involved in a variety of claims, lawsuits, investigations and proceedings related to contractual disputes, employment matters, regulatory and compliance matters, intellectual property rights and other litigation arising in the ordinary course of business. The Company operates in a highly regulated industry which may inherently lend itself to legal matters. Management is aware that litigation has associated costs and that results of adverse litigation verdicts could have a material effect on the Company’s financial position or results of operations. The Company’s policy is to expense legal fees and expenses incurred in connection with the legal proceedings in the period in which the expense is incurred. The Company is not aware of any such legal proceedings that it believes will have, individually or in the aggregate, a material adverse effect on its business, financial condition or operating results.

Note 7. EVALUATION OF SUBSEQUENT EVENTS

The Company has evaluated subsequent events through August 3, 2020, which is the date the financial statements were available to be issued.

On May 18, 2020, the Company entered into a month to month agreement on its building lease with the Chief Executive Officer of Cura Health Management LLC. Under the terms of the verbal agreement, monthly rental payments will be $2,800.

On May 18, 2020, the Company entered into a definitive agreement to be acquired by HealthLynked and the acquisition was completed. Under the terms of acquisition, HealthLynked paid the Company’s members the following consideration: (i) $214,000 in cash paid at closing, (ii) 2,240,838 shares of HealthLynked common stock issued at closing, (iii) up to $223,500 additional cash and $660,000 in additional shares of HealthLynked common payable at the time CHM receives the final assessment of the calculation of MSSP savings for the 2019 program year, with this amount prorated based on a target MSSP payment (plus other ancillary revenue) of $1,725,000, and (iv) up to $437,500 based on the business achieving annual revenue of $2,250,000 and annual profit of $500,000 in each of the four years following closing.